SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              January 31, 2005
                              ----------------
                               Date of Report
                     (Date of earliest event reported)


                                eGene, Inc.
                                -----------
           (Exact name of registrant as specified in its charter)



      NEVADA                      000-32393                   87-0645507
      ------                      ---------                   ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                   17841 Fitch, Irvine, California 92614
                   -------------------------------------
                   (Address of Principal Executive Offices)

                               (949) 250-8686
                               --------------
                       (Registrant's Telephone Number)

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01   Other Information.
            ------------------

     On January 31, 2005, our Company and MBC Global LLC, ("MBC") mutually agreed to dissolve a non-exclusive Financial Advisory Agreement (the "Agreement") entered into on June 30, 2004, and to settle all disputes between them related to this business relationship (the "Claims"). The major terms of the agreement are:

     * Both parties will voluntarily terminate the Agreement without penalty,
     *    MBC will forfeit the remaining value of the Agreement, and
     * Our Company will forfeit any claims to any remaining consideration due us from MBC.

    The Company's complete Dissolution Agreement is furnished as Exhibit 10 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Dissolution Agreement                                 10


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   eGene, Inc.



Dated: January 31, 2005            By:    /s/ Udo Henseler
                                   Udo Henseler
                                   Chairman of the Board and Chief
                                   Executive Officer